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                                                                  Exhibit 10.2

    FIRST AMENDMENT TO CREDIT AGREEMENT FOR TRIUMPH GROUP, INC.


         FIRST AMENDMENT (this "Amendment"), dated October 23, 1997, to "Credit Agreement" dated as of March 31, 1997 among TRIUMPH GROUP, INC. (the "Borrower"); the "Banks" party thereto; and PNC BANK, NATIONAL ASSOCIATION, as "Agent" for the Banks.

         WHEREAS, the parties wish to amend the Credit Agreement to increase the aggregate amount of the Commitments from $85,000,000 to $125,000,000.

         NOW, THEREFORE, intending to be legally bound, the parties agree as follows:

         1. Defined Terms. Capitalized terms not otherwise defined in this Amendment will have the meanings that the Credit Agreement gives to those terms.

         2. Amendment to Credit Agreement. The Credit Agreement is hereby amended as follows:

              Schedule 1.1(B) Commitments of Banks.
              Schedule 1.1(B) to the Credit Agreement is replaced with Schedule 1.1(B) attached to this Amendment.

         3. Conditions to Effectiveness of Amendment. The effectiveness of this Amendment and the obligation of the Banks to make Revolving Credit Loans under their increased Commitments is subject to the satisfaction of the following conditions:

              (A) Replacement Revolving Credit Notes in the principal amount of the increased Commitments shall have been delivered to the Banks;

              (B) The representations and warranties of the Borrower contained in Article 5 of the Credit Agreement shall be true as though such representations and warranties had been made today, except (i) for representations and warranties which expressly relate solely to an earlier date or time, which representations and warranties shall continue to be true as of the specific dates or times referred to therein and (ii) as indicated on the updated Credit Agreement disclosure schedules attached hereto;


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              (C) The Borrower shall have performed and complied with all covenants and conditions of the Credit Agreement as amended hereby;

              (D) No Event of Default or Potential Default shall have occurred and be continuing or shall exist;

              (E) No Material Adverse Change in the Borrower or any of its Subsidiaries shall have occurred since the date of the Borrower's financial statements most recently reviewed by the Banks;

              (F) The Borrower shall have delivered to the Agent for the benefit of each Bank a certificate of the Secretary or Assistant Secretary of the Borrower, certifying as to (i) all action taken by the Borrower in connection with this Amendment, the replacement Revolving Credit Notes, and any related Loan Documents (collectively, the "Amendment Documents"); (ii) the names of the officer or officers authorized to sign this Amendment, the replacement Revolving Credit Notes, and the related Loan Documents; and (iii) the absence of any changes in the certificate of incorporation and bylaws of the Borrower as they were in effect on March 31, 1997, the Closing Date under the Credit Agreement;

              (G) The Borrower shall have delivered to the Agent for the benefit of each Bank a written opinion of Richard M. Eisenstaedt, general counsel to the Borrower, as to the corporate existence and good standing of the Borrower; the due authorization, execution, delivery and enforceability of the Amendment Documents; the absence of conflicts between the Amendment Documents and the organizational documents of the Borrower, applicable laws, and other debt obligations of the Borrower; the absence of material litigation or claims against the Borrower; and such other matters as the Agent may reasonably request;

              (H) The Borrower shall have delivered to the Agent satisfactory evidence that the "Majority Holders" under the Alco Note have consented to the increase in the amount of "Superior Debt" permitted under the Alco Note to $125,000,000, plus interest; and

              (I) The Borrower shall have paid to the Agent, for itself and for the account of the Banks, all commitment and other fees due in connection with this Amendment.

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         4.   Continuing Effectiveness of Credit Agreement and Other Loan
Documents. Except as amended hereby, the Credit Agreement and other Loan Documents remain in full force and effect.

         5. Counterparts. This Amendment may be exectuted in one or more counterparts, all of which taken together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

ATTEST:                                     TRIUMPH GROUP, INC.


/s/ Richard M. Eisenstaedt                  By: /s/ John R. Bartholdson
--------------------------------            ---------------------------------
Name: Richard M. Eisenstaedt                Name: John R. Bartholdson
Title: Secretary                            Title: Senior Vice President


                                            PNC BANK, NATIONAL
                                            ASSOCIATION, individually and
                                            as Agent


                                            By:      /s/ Warren Engel
                                                -----------------------------
                                            Title:   Vice President
                                                   --------------------------



                                            FIRST UNION NATIONAL BANK


                                            By:      /s/ Loretta Sawyer
                                                -----------------------------
                                            Title:   Vice President
                                                   --------------------------


                                            MELLON BANK, N.A.


                                            By:     /s/ Gil Mateer
                                                -----------------------------
                                            Title:  Vice President
                                                   --------------------------

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